                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ----------------------


         Date of Report (Date of earliest event reported) July 23, 1997

                      INTERNATIONAL ALLIANCE SERVICES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                             22-2769024
           --------                                             ----------
(State of other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)

                                     0-25890
                                     -------
                            (Commission File Number)

                            10055 Sweet Valley Drive
                              Cleveland, Ohio 44125

                    (Address of principal executive offices)

                                   (Zip Code)

      Registrant's telephone number, including area code (216) 447-9000.
                                                         ---------------

ITEM 2.   Acquisition or Disposition of Assets

          Disposition of the RESI Companies
          ---------------------------------

          (i)  General
               -------

          Pursuant to a Share Purchase Agreement dated as of June 13, 1997 (the "U.S. Agreement") among Philip Environmental (Delaware), Inc. (the "Purchaser") and Republic Environmental Systems, Inc. ("RESI"), RESI sold all issued and outstanding shares of Republic Environmental Recycling, Inc., Republic Environmental Systems (Technical Services Group), Inc., Republic Environmental Systems (Pennsylvania), Inc., Republic Environmental Systems (Transportation Group), Inc., and Chem-Freight, Inc. (collectively and in combination with the Canadian subsidiaries, the "RESI Companies").

          Pursuant to an Asset Purchase Agreement dated as of July 7, 1997 (the "Canadian Agreement") among Philip Enterprises, Inc. and RESI, RESI sold certain assets of Republic Environmental Systems (Fort Erie) Ltd., Republic Environmental Systems (Brantford) Ltd., and Republic Environmental Systems (Pickering) Ltd.

          At closing under the U.S. Agreement, RESI received $8,000,000 in cash and two promissory notes in the amount of $8,000,000 and $1,000,000 due July 23, 1998 and July 23, 1999, respectively, as set forth in the Guaranty Agreement dated July 23, 1997. At closing under the Canadian Agreement, RESI received a promissory note in the amount of $7,000,000 subject to adjustment due July 23, 1999, as set forth in the Guaranty Agreement dated July 23, 1997. The aforementioned notes bear interest of 5% per annum.

          (ii) Description of the RESI Companies
               ---------------------------------

          The RESI Companies operate certain treatment, storage and disposal facilities ("TSD Facilities") and provide transportation, remediation and technical services and related engineering, consulting and analytical services pertaining to the management of hazardous and non-hazardous wastes. The assets of the RESI Companies include certain trade receivables, inventories, certain prepaid expenses and owned or leased real estate property, vehicles and machinery and equipment. Certain Canadian assets were excluded from the sale of the Canadian subsidiaries in accordance with the Asset Purchase Agreement.

ITEM 7.  Financial Statements and Exhibits.

(a)  Proforma Financial Information
     ------------------------------

Set forth below are the following unaudited proforma financial statements:

1.        Proforma Condensed Consolidated Balance Sheet as of June 30, 1997

2. Proforma Condensed Consolidated Statement of Income for Six Months Ended June 30, 1997.

3. Proforma Condensed Consolidated Statement of Income for the Year Ended December 31, 1996.

4.        Notes to Proforma Condensed Consolidated Financial Statements.

(b) Exhibits.
    --------

2.1 Asset Purchase Agreement, dated as of July 7, 1997, by and among Republic Environmental Systems (Fort Erie) Ltd., Republic Environmental Systems (Brantford) Ltd., Republic Environmental Systems (Pickering) Ltd., Philip Enterprises Inc. and Republic Environmental Systems, inc. (filed as Exhibit 2.1 to the company's Report on Form 8-K dated July 23, 1997 and incorporated herein by reference).

2.2 Share Purchase Agreement, dated as of July 13, 1997, by and among Philip Environmental (Delaware), Inc., Republic Environmental Systems, Inc., Republic Environmental Systems (Pennsylvania), Inc., Republic Environmental Systems (Transportation Group), Inc. and Chem-Freight, Inc. (filed as Exhibit 2.2 to the Company's Report on Form 8-K dated July 23, 1997 and incorporated herein by reference).

                     PROFORMA CONDENSED FINANCIAL STATEMENTS



          The following unaudited Proforma Condensed Consolidated Statement of Income for the six months ended June 30, 1997 and the year ended December 31, 1996 and the unaudited Proforma Condensed Consolidated Balance Sheet at June 30, 1997 were prepared to illustrate the estimated effects on International Alliance Services, Inc. ("the Company") as of the disposition of the RESI Companies.

          The Proforma Condensed Consolidated Financial Statements have been presented for informational purposes only and do not purport to indicate what the Company's results of operations or financial position would have been if the transaction had in fact occurred on the dates indicated or to project the Company's results of operations for any future period or any future date.

          The unaudited proforma adjustments are based upon available information and upon certain assumptions stated in the notes thereto that the Company believes are reasonable. The Proforma Condensed Consolidated Financial Statements should be read in conjunction with the Consolidated Financial Statements of the Company and the notes thereto included in the Company's 1996 Annual report on Form 10-K.

International Alliance Services, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet

(In Thousands)                                                         June 30, 1997
                                                  ---------------------------------------------------------
                                                                            Pro Forma           Pro Forma
                                                  Consolidated (a)          Adjustments        Consolidated
                                                  ----------------          -----------        ------------
Investments
Fixed maturities held to maturity,
   at amortized cost                               $  15,013                                    $  15,013
Securities available for sale, at fair value:
   Fixed maturities                                   43,540                                       43,540
   Equity securities                                   8,725                                        8,725
   Mortgage loans                                      3,684                                        3,684
   Short-term investments                              1,015                                        1,015
                                                   ---------                                    ---------
Total investments                                     71,977                                       71,977

Cash and cash equivalents                             27,994                $   8,000  (c)         29,261
                                                                               (6,733) (d)
Accounts receivable, net                              18,238                                       18,238
Excess of cost over net assets of business
   acquired, net                                      41,443                                       41,443
Net assets held for disposal                          22,286                  (20,817) (b)          1,469
Other assets                                          30,207                   16,000  (c)         46,207
                                                   ---------                ---------           ---------
                                                   $ 212,145                $  (3,550)          $ 208,595
                                                   =========                =========           =========
TOTAL ASSETS

Losses and loss expenses payable                   $  43,987                                    $  43,987
Unearned premiums                                     19,796                                       19,796
Notes payable and capitalized leases                   6,733                $  (6,733) (d)             --
Income taxes                                           4,235                       65  (f)          4,300
Accrued expenses                                       4,527                    2,994  (e)          7,521
Other liabilities                                     15,272                                       15,272
                                                   ---------                ----------          ---------
                                                   $  94,550                $  (3,674)          $  90,876
                                                   ---------                ----------          ---------
TOTAL LIABILITIES

Common stock                                       $     375                                    $     375
Additional paid-in capital                           105,001                                      105,001
Retained earnings                                     10,460                $     124              10,584
Net unrealized appreciation of investments, net        1,759                                        1,759
                                                   ---------                ---------           ---------
TOTAL SHAREHOLDERS' EQUITY                           117,595                      124             117,719
                                                   ---------                ---------           ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY         $ 212,145                $  (3,550)          $ 208,595
                                                   =========                =========           =========

                 Notes to Pro Forma Condensed Consolidated Balance Sheet at June 30, 1997.
                                                (unaudited)

(a)  Derived from unaudited consolidated financial statements at June 30, 1997.
(b)  Represents the net effect of the sale transaction to Philip Environmental (Delaware), Inc. as derived from the unaudited financial statements of the RESI Companies.
(c)  Represents proceeds received from Philip Environmental (Delaware), Inc. in accordance with the U.S.
     Agreement and the Canadian Agreement.
(d)  Represents the utilization of sale proceeds to pay down current and long term debt including notes payable.
(e)  To record a reserve for severance and professional fees associated with the sale of the RESI
     Companies.
(f)  To record tax benefit related to interest on debt paid off.

International Alliance Services, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Six Months Ended June 30, 1997

(In Thousands)

                                                                            Pro Forma           Pro Forma
                                                  Consolidated (a)          Adjustments        Consolidated
                                                  ----------------          -----------        ------------

Revenues                                           $ 37,384                                     $ 37,384

Expenses:
   Operating expenses                                16,524                 $   (189)(b)          16,335
   Losses and loss adjustment expenses                9,423                                        9,423
   Policy acquisition expenses                        5,345                                        5,345
                                                   --------                 --------            --------
Total expenses                                       31,292                     (189)             31,103

Income from continuing operations before
   Income tax expense                                 6,092                      189               6,281

Income tax expense                                    1,750                 $     65 (c)           1,815
                                                   --------                 --------            --------

Income from Continuing Operations                  $  4,342                 $    124            $  4,466
                                                   ========                 ========            ========

Earnings per share
     Primary and Fully Diluted                     $    .11                                     $    .13

Weighted Average Shares                              51,329                                       51,329


 Notes to Pro Forma Condensed Consolidated Statement of Operations for the Six Months ended June 30, 1997
                                               (unaudited)


(a)  Derived from unaudited consolidated financial statements for the six months ended June 30, 1997.
(b)  Represents the reduction in interest expense resulting from the utilization of proceeds received from the sale of the RESI Companies to pay down current and long term debt including notes payable.
(c)  To record tax expense related to interest savings (b).

International Alliance Services, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Year Ended December 31, 1996

(In Thousands)

                                                                            Pro Forma           Pro Forma
                                                  Consolidated (a)          Adjustments        Consolidated
                                                  ----------------          -----------        ------------

Revenues                                           $ 35,769                                     $ 35,769

Expenses:
   Operating expenses                                 4,384                 $    (45)(b)           4,339
   Losses and loss adjustment expenses               17,624                                       17,624
   Policy acquisition expenses                        7,699                                        7,699
                                                   --------                 --------            --------
Total expenses                                       29,707                      (45)             29,662

Income from continuing operations before
   Income tax expense                                 6,062                       45               6,107

Income tax expense                                    1,640                       15 (c)           1,655
                                                   --------                 --------            --------

Income from Continuing Operations                  $  4,422                 $     30            $  4,452
                                                   ========                 ========            ========

Earnings per share
     Primary                                       $    .21                                     $    .21
     Fully Diluted                                      .16                                          .16

Weighted Average Shares                              32,213                                       32,213


  Notes to Pro Forma Condensed Consolidated Statement of Operations for the Year ended December 31, 1996
                                               (unaudited)

(a)  Derived from unaudited consolidated financial statements for the twelve months ended December 31,
     1996.
(b)  Represents the reduction in interest expense resulting from the utilization of proceeds received from the sale of the RESI Companies to pay down current and long term debt including notes payable.
(c)  To record tax expense related to interest savings (b).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INTERNATIONAL ALLIANCE SERVICES, INC.

Date: October 3, 1997                     By: /s/ Gregory J. Skoda
                                             --------------------------------
                                             Gregory J. Skoda
                                             Executive Vice President and
                                             Chief Financial Officer

                                INDEX TO EXHIBIT

EXHIBIT
NUMBER            EXHIBIT
------            -------

2.1 Asset Purchase Agreement, dated as of July 7, 1997, by and among Republic Environmental Systems (Fort Erie) Ltd., Republic Environmental Systems (Brantford) Ltd., Republic Environmental Systems (Pickering) Ltd., Philip Enterprises Inc. and Republic Environmental Systems, inc. (filed as Exhibit 2.1 to the company's Report on Form 8-K dated July 23, 1997 and incorporated herein by reference).

2.2 Share Purchase Agreement, dated as of June 13, 1997, by and among Philip Environmental (Delaware), Inc., Republic Environmental Systems, Inc., Republic Environmental Systems (Pennsylvania), Inc., Republic Environmental Systems (Transportation Group), Inc. and Chem-Freight, Inc. (filed as Exhibit 2.2 to the Company's Report on Form 8-K dated July 23, 1997 and incorporated herein by reference).